AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON October 31, 2005.


                                                             File Nos. 033-81472
                                                                       811-08626
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. ___          [ ]

                         Post-Effective Amendment No. 20          [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                              Amendment No. 21                    [X]

                        (Check Appropriate Box or Boxes)
                                  -------------

                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SUNAMERICA LIFE")
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000



                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                                 70 PINE STREET
                               NEW YORK, NY 10270
              (Address of Guarantor's Principal Offices) (Zip Code)
        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[X] immediately upon filing pursuant to paragraph (b) of Rule 485


[ ] on [INSERT DATE if applicable] pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered: (i) units of interests in Variable Annuity Account Two of AIG SunAmerica Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                          VARIABLE ANNUITY ACCOUNT TWO

                              CROSS REFERENCE SHEET


                               PART A - PROSPECTUS




Item Number in Form N-4                               Caption
-----------------------                               -------
1.      Cover Page.............................       Cover Page

2.      Definitions............................       Definitions

3.      Synopsis...............................       Highlights; Fee Tables;
                                                      Portfolio Expenses;
                                                      Examples

4.      Condensed Financial Information........       Appendix C -
                                                      Condensed Financial
                                                      Information

5.      General Description of Registrant,
        Depositor and Portfolio Companies......       The Variable Annuity;
                                                      Other Information

6.      Deductions.............................       Expenses

7.      General Description of
        Variable Annuity Contracts.............       The Variable Annuity;
                                                      Purchasing the
                                                      Variable Annuity Contract;
                                                      Investment Options

8.      Annuity Period.........................       Income Options

9.      Death Benefit..........................       Death Benefit

10.     Purchases and Contract Value...........       Purchasing the Variable
                                                      Annuity Contract

11.     Redemptions............................       Access To Your Money

12.     Taxes..................................       Taxes

13.     Legal Proceedings......................       Other Information - Legal
                                                      Proceedings

14.     Table of Contents of Statement
        of Additional Information..............       Table of Contents of
                                                      Statement of Additional
                                                      Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                          Caption
-----------------------                          -------
15.    Cover Page.............................  Cover Page

16.    Table of Contents......................  Table of Contents

17.    General Information and History........  The Variable Annuity (P);
                                                Separate Account; General
                                                Account; Investment Options (P);
                                                Other Information

18.    Services...............................  Other Information (P)

19.    Purchase of Securities Being Offered...  Purchasing the
                                                Variable Annuity Contract (P)

20.    Underwriters...........................  Distribution of Contracts

21.    Calculation of Performance Data........  Performance Data

22.    Annuity Payments.......................  Income Options (P);
                                                Income Payments;
                                                Annuity Unit Values

23.    Financial Statements...................  Depositor: Other
                                                Information - Financial
                                                Statements; Registrant:
                                                Financial Statements

                                    PART C


Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS

                                OCTOBER 31, 2005


               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT TWO

        The annuity has several investment choices - Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST"):

STOCKS:
  MANAGED BY DAVIS ADVISORS
    - DAVIS VENTURE VALUE PORTFOLIO                                         SAST

  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
    - MARSICO GROWTH PORTFOLIO                                              SAST

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS TOTAL RETURN PORTFOLIO                                            SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
    - INTERNATIONAL GROWTH AND INCOME PORTFOLIO                             SAST
BONDS:
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC
    - GOVERNMENT AND QUALITY BOND PORTFOLIO                                  AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - CASH MANAGEMENT PORTFOLIO                                             SAST

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.


        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated October 31, 2005. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears in this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life Assurance Company.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
GLOSSARY....................................................     6
HIGHLIGHTS..................................................     7
FEE TABLES..................................................     8
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................     9
DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    10
     AIG SunAmerica Life....................................    10
     Separate Account.......................................    10
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Voting Rights..........................................    12
     Substitution...........................................    12
FIXED ACCOUNT OPTIONS.......................................    12
     Fixed Accounts.........................................    12
     Dollar Cost Averaging Fixed Accounts...................    13
EXPENSES....................................................    13
     Separate Account Charges...............................    14
     Withdrawal Charges.....................................    14
     Investment Charges.....................................    14
     Contract Maintenance Fee...............................    14
     Transfer Fee...........................................    15
     Premium Tax............................................    15
     Income Taxes...........................................    15
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    15
     Free Withdrawal Amount.................................    15
     Nursing Home Waiver....................................    16
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    16
     Annuitant..............................................    16
     Modification of the Contract...........................    16
     Assignment.............................................    16
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    18
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Dollar Cost Averaging Program..........................    21
     Automatic Asset Allocation Rebalancing Program.........    22
     Return Plus Program....................................    23
     Withdrawals............................................    23
     Systematic Withdrawal Program..........................    23
     Minimum Contract Value.................................    24
INCOME PHASE................................................    24
     Annuity Date...........................................    24
     Income Options.........................................    24
     Transfers During the Income Phase......................    26
     Deferment of Payments..................................    26
TAXES.......................................................    26
     Annuity Contracts in General...........................    26
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    26
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    27
     Minimum Distributions..................................    27
     Tax Treatment of Death Benefits........................    28
     Contracts Owned by a Trust or Corporation..............    28
     Gifts, Pledges and/or Assignments of a Non-Qualified
      Contract..............................................    28
     Diversification and Investor Control...................    29
ADMINISTRATION..............................................    29
     Payments in Connection with Distribution of the
      Contract..............................................    30

                                                              PAGE
ITEM                                                          ----
LEGAL PROCEEDINGS...........................................    31
REGISTRATION STATEMENT......................................    32
FINANCIAL STATEMENTS........................................    32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....  F-56
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............   C-1


All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- AIG SunAmerica Life Assurance Company, We, Us, the insurer that issues this contract.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

LATEST ANNUITY DATE -- Your 90(th) birthday or 10(th) contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS -- Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

------------------------------------------------------
------------------------------------------------------
                                   HIGHLIGHTS
------------------------------------------------------
------------------------------------------------------

     The Vista Capital Advantage Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

     FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY in the prospectus.

     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct Separate Account charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.


     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.


     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.


     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


     INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number:
(800) 445-SUN2.

     AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......6%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

FOOTNOTE TO THE FEE TABLES:
  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:............................   1    2    3    4    5    6    7    8
                                       6%   6%   5%   5%   4%   3%   2%   0%

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$30

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees......................  1.25%
    Distribution Expense Fee.............................  0.15%
                                                           -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.............  1.40%
                                                           =====

    THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUSTS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES


         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.56%     1.24%

--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying variable portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 1.24%)


        (1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $872    $1,334    $1,823     $3,018


        (2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $267    $  820    $1,400     $2,973


        (3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $272    $  834    $1,423     $3,018


MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 0.56%)


        (1) If you surrender your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $804    $1,129    $1,481     $2,334


        (2) If you annuitize your contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $199    $  615    $1,057     $2,285


        (3) If you do not surrender your contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $204    $  629    $1,081     $2,334


EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying variable account operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX C -- CONDENSED FINANCIAL INFORMATION.

--------------------------------------------------------------------------------


DESCRIPTION OF AIG SUNAMERICA LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

     AIG SunAmerica Life is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

SEPARATE ACCOUNT

     AIG SunAmerica Life originally established Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. AIG SunAmerica Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG
SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


     The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.


GUARANTEE OF INSURANCE OBLIGATIONS


     Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.


     The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

     The Variable Portfolios invest in shares of the Trusts listed below. The Variable Portfolios are only available through the purchase of certain insurance contracts.

     The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's advisers monitor for potential conflicts.

     The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

     Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST -- CLASS 1

     Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

STOCKS:

     MANAGED BY DAVIS ADVISORS

     -  Davis Venture Value Portfolio                                       SAST

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

     -  Marsico Growth Portfolio                                            SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

     -  MFS Total Return Portfolio                                          SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

     -  International Growth and Income Portfolio                           SAST

BONDS:

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC

     -  Government & Quality Bond Portfolio                                  AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     -  Cash Management Portfolio                                           SAST

     You should read the accompanying prospectuses for the Trusts carefully. These prospectuses contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

VOTING RIGHTS

     AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

     We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

FIXED ACCOUNTS

     Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

     There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

     When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

     If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.

     All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.


     Regardless of the outcome of the Market Value Adjustment ("MVA") calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value. Thus, the MVA will not result in a loss of principal or previously credited interest. You will continue to receive any positive adjustment resulting from application of the MVA.



     With respect to the MVA Examples found in the Appendix to this Prospectus, all examples reflecting application of a negative adjustment resulting from the MVA calculation would not be applicable to withdrawal or transfer activity occurring after May 2, 2005.


DOLLAR COST AVERAGING FIXED ACCOUNTS

     You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

--------------------------------------------------------------------------------

                                    EXPENSES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

     The Company deducts a mortality and expense risk charge in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

     Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

     If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT BELOW.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        5%        4%        3%        2%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     Generally, We currently permit 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE BELOW.

PREMIUM TAX

     Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR  ELIMINATION  OF  CHARGES  AND  EXPENSES,  AND  ADDITIONAL  AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount each year. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater (1) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn; only available for first withdrawal of contract year or (2) earnings in your contract. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

NURSING HOME WAIVER

     If your contract was issued with the appropriate rider and you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or the MVA on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your rider prohibits use of this waiver during the first 90 days after purchase. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

     In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Capital Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity Contract. AIG SunAmerica Life issues a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS BELOW.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     AIG SunAmerica Life discontinued new sales of the contract as of the close of business on October 11, 2000. AIG SunAmerica Life will continue to accept subsequent payments on existing contracts.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES BELOW.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment including one which would cause Total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Further, we reserve the right to aggregate all contracts having the same owners' and/or annuitants' social security or federal tax identification number for purposes of determining which contracts and/or purchase payments require Company pre-approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.

     We may refuse any Purchase Payment. In general, AIG SunAmerica Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, AND FIXED ACCOUNT OPTIONS BELOW.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable
Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after

1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the MFS Total Return Portfolio. The value of an Accumulation Unit for the MFS Total Return Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the MFS Total Return Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). AIG SunAmerica Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE


     Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



     Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



     Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES



     We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



     We have adopted the following administrative procedures to discourage Short-Term Trading.



     We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



     In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard
U. S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



     We believe that the Standard U. S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



     Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether  the transfer appears to  be part of a  pattern of transfers to
         take  advantage   of   short-term   market   fluctuations   or   market
         inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



     Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



     The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time except for purposes of calculating the number of transfers for the Standard U.S. Mail Policy. A calendar year will be used (instead of a contract year) for these contracts. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



     Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



     WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


     For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Currently, there is no fee for participating in the DCA program.

     We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected.

     You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Marsico Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
       MONTH               UNIT              PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                 75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET ALLOCATION REBALANCING PROGRAM

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Government & Quality Bond Portfolio and 50% in the Marsico Growth Portfolio. Over the next calendar quarter, the Government & Quality Bond Portfolio outperforms the Marsico Growth Portfolio. At the end of the calendar quarter, the Government & Quality Bond Portfolio now represents 60% of your holdings because it has increased in value and the Marsico Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Government & Quality Bond

     Portfolio to bring its holdings back to 50% and use the money to buy more units in the Marsico Growth Portfolio to increase those holdings to 50%.

RETURN PLUS PROGRAM

     The  Return  Plus Program  allows you  to  invest in  one or  more Variable
Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE BELOW.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE ABOVE.)

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES BELOW.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In  addition,  most  Qualified  contracts  require  you  to  take   minimum
distributions after you reach age 70 1/2. (SEE TAXES BELOW.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted from the Variable Portfolios to another Variable Portfolio or fixed account option. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE:  WE  PREPARED  THE  FOLLOWING  INFORMATION  ON  TAXES  AS  A  GENERAL
DISCUSSION OF THE SUBJECT. THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE
ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances:
(1)  after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

     The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


     The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.


TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

     If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

     The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

     These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT



     PAYMENTS TO BROKER-DEALERS



     Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract
Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6.5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum percentage of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



     We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



     Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



     AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.



     PAYMENTS WE RECEIVE



     In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50%. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


     There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



     A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



     On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.



     Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



     On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



     AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



     In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


    AIG SUPPORT AGREEMENT



     AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



    WHERE YOU CAN FIND MORE INFORMATION



     The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



     We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

     The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



     WASHINGTON, DISTRICT OF COLUMBIA


     100 F. Street, N.E., Room 1580


     Washington, DC 20549



     CHICAGO, ILLINOIS


     175 W. Jackson Boulevard


     Chicago, IL 60604



     NEW YORK, NEW YORK


     3 World Financial, Room 4300


     New York, NY 10281



     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:



     AIG SunAmerica Life Assurance Company


     Annuity Service Center


     P.O. Box 54299


     Los Angeles, California 90054-0299


     Telephone Number: (800) 445-SUN2



     The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.


                                                              PAGE
                                                              ----
Separate Account............................................     1
General Account.............................................     1
Support Agreement Between the Company and AIG...............     1
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     4
Taxes.......................................................     7
Distribution of Contracts...................................    12
Financial Statements........................................    13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

     Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

     The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (some states require a different value. Please see your contract.)

     We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

     The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)1.5 - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (+0.007186) = +$28.74

     $28.74 represents the positive MVA that would be added to the withdrawal.


POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES


     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)(1.5) - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

     $27.02 represents the positive MVA that would be added to the withdrawal.

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3)    The    balance    of   the    requested    partial   withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                 WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3)  The maximum partial  withdrawal without withdrawal  charge is the
     sum   of    the   earnings    and    the   additional    free    withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                  ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
         PORTFOLIOS             08/31/99      08/31/00      08/31/01      08/31/02      08/31/03      08/31/04*     08/31/05
         ----------            -----------   -----------   -----------   -----------   -----------   -----------   -----------
International Growth and Income
  Beginning AUV..............   $   9.06      $  11.17      $  13.29      $   9.86      $   9.00      $   9.52      $  11.56
  Ending AUV.................   $  11.17      $  13.29      $   9.86      $   9.00      $   9.52      $  11.56      $  14.01
  Ending Number of AUs.......    172,015       122,347        96,244        74,974        66,836        53,654        41,117
Marsico Growth
  Beginning AUV..............   $   6.51      $   8.38      $  10.58      $   9.32      $   7.20      $   8.77      $   9.03
  Ending AUV.................   $   8.38      $  10.58      $   9.32      $   7.20      $   8.77      $   9.03      $  10.64
  Ending Number of AUs.......    600,016       430,405       382,117       308,664       250,526       195,909       154,420
Davis Venture Value
  Beginning AUV..............   $  26.42      $  31.58      $  34.37      $  28.01      $  23.28      $  25.55      $  28.59
  Ending AUV.................   $  31.58      $  34.37      $  28.01      $  23.28      $  25.55      $  28.59      $  32.81
  Ending Number of AUs.......    191,670       138,405       127,654       103,707        84,804        61,759        48,875
MFS Total Return
  Beginning AUV..............   $  22.28      $  24.56      $  26.48      $  22.13      $  19.88      $  21.16      $  23.40
  Ending AUV.................   $  24.56      $  26.48      $  22.13      $  19.88      $  21.16      $  23.40      $  25.50
  Ending Number of AUs.......     58,170        46,711        43,603        39,791        32,277        24,555        20,905
Government and Quality Bond
  Beginning AUV..............   $     --      $     --      $     --      $     --      $     --      $     --      $  16.89
  Ending AUV.................   $     --      $     --      $     --      $     --      $     --      $  16.89      $  17.29
  Ending Number of AUs.......         --            --            --            --            --           746         1,503
Cash Management
  Beginning AUV..............   $  10.80      $  10.61      $  11.27      $  12.12      $  12.85      $  12.91      $  12.86
  Ending AUV.................   $  10.61      $  11.27      $  12.12      $  12.85      $  12.91      $  12.86      $  12.94
  Ending Number of AUs.......    118,385        90,833        87,786        75,247        50,366        32,307        28,928


---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

* On December 5, 2003, the six portfolios of the Mutual Fund Variable Annuity Trust (the "old trust") were merged into five portfolios of the SunAmerica Series Trust (the "new trusts). In addition to the mergers a new portfolio was added of the Anchor Series Trust. As a result of this merger, the units outstanding and unit values for all prior years have been retroactively restated.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Statement of Additional Information concerning Vista Capital Advantage issued by AIG SunAmerica Life Assurance Company to:

             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                    AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                        VARIABLE ANNUITY ACCOUNT TWO
                 (Vista Capital Advantage Variable Annuity)


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated October 31, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                               October 31, 2005

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Separate Account................................................           1

American Home Assurance Company.................................           1

General Account.................................................           1

Support Agreement Between the Company and AIG...................           1

Performance Data................................................           1

Income Payments.................................................           3

Annuity Unit Values.............................................           4

Taxes...........................................................           7

Distribution of Contracts.......................................          12

Financial Statements............................................          13

                                SEPARATE ACCOUNT

        Variable Annuity Account Two (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on May 24, 1994 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2004, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and its registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

        The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                          AMERICAN HOME ASSURANCE COMPANY

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.


                                 GENERAL ACCOUNT

        The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG

        The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG. The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV  = value of one Accumulation Unit at the start of a 7 day period

        EV  = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

               Effective Yield = [(Base Period Return + 1)365/7 - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account including the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date can be found on the Company's website, www.aigsunamerica.com or by calling 800-445-7862.


        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
        where:

               P    =  a hypothetical initial payment of $1,000

               T    =  average annual total return

               n    =  number of years

               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

               NIF = ($11.46/$11.44)
                   = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         1/[(1.035)(1/12) ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES
General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


     The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, are incorporated by reference to Form N-4, Post-Effective Amendment No. 18 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940, File Nos. 033-81472 and 811-08626, filed on April 29, 2005, Accession No. 0000950129-05-004392 in this
Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options and the DCA fixed account options. The financial statements of Variable Annuity Account Two at August 31, 2005, and for each of the two years in the period ended August 31, 2005, are included in the Statement of Additional Information.



AMERICAN HOME FINANCIAL STATEMENTS



     The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are also included in the Statement of Additional Information, in reliance on the report (which contains an explanatory paragraph relating to American Home Assurance Company's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.



     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.


     PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements of the Company and the Separate Account have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2005

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.....................   1
Statement of Assets and Liabilities.........................................   2
Schedule of Portfolio Investments...........................................   3
Statement of Operations.....................................................   4
Statement of Changes in Net Assets..........................................   5
Notes to Financial Statements...............................................   7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Two

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Two, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at August 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
October 26, 2005

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2005

                                            Government &     Cash         Davis       International                        MFS
                                            Quality Bond  Management  Venture Value  Growth & Income  Marsico Growth  Total Return
                                              Portfolio    Portfolio    Portfolio       Portfolio       Portfolio       Portfolio
                                              (Class 1)    (Class 1)    (Class 1)       (Class 1)       (Class 1)       (Class 1)
                                            ------------  ----------  -------------  ---------------  --------------  ------------
Assets:
   Investments in Anchor Series Trust,
      at net asset value                       $25,984     $      0     $        0       $      0       $        0      $      0
   Investments in SunAmerica Series Trust,
      at net asset value                             0      374,256      1,591,315        575,985        1,642,684       533,119

   Receivable from AIG SunAmerica Life
      Assurance Company                              0            0         12,144              0                0             0
                                               -------     --------     ----------       --------       ----------      --------
Total Assets                                   $25,984     $374,256     $1,603,459       $575,985       $1,642,684      $533,119
                                               -------     --------     ----------       --------       ----------      --------
Liabilities                                          0            0              0              0                0             0
                                               -------     --------     ----------       --------       ----------      --------
Net assets                                     $25,984     $374,256     $1,603,459       $575,985       $1,642,684      $533,119
                                               =======     ========     ==========       ========       ==========      ========

   Accumulation units                           25,984      374,256      1,591,315        575,985        1,642,684       533,119
   Contracts in payout (annuitization)
      period                                         0            0         12,144              0                0             0
                                               -------     --------     ----------       --------       ----------      --------

      Total net assets                         $25,984     $374,256     $1,603,459       $575,985       $1,642,684      $533,119
                                               =======     ========     ==========       ========       ==========      ========
Accumulation units outstanding                   1,503       28,928         48,875         41,117          154,420        20,905
                                               =======     ========     ==========       ========       ==========      ========
Unit value of accumulation units               $ 17.29     $  12.94     $    32.81       $  14.01       $    10.64      $  25.50
                                               =======     ========     ==========       ========       ==========      ========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 AUGUST 31, 2005

                                                                 Net Asset Value    Net Asset
Variable Accounts                                       Shares      Per Share         Value        Cost
-----------------                                      -------   ---------------   ----------   ----------
ANCHOR SERIES TRUST:
   Government & Quality Bond Portfolio (Class 1)         1,688        $15.39       $   25,984   $   25,593

SUNAMERICA SERIES TRUST:
   Cash Management Portfolio (Class 1)                  34,495        $10.85       $  374,256   $  367,681
   Davis Venture Value Portfolio (Class 1)              58,118         27.38        1,591,315    1,530,209
   International Growth & Income Portfolio (Class 1)    45,769         12.58          575,985      494,473
   Marsico Growth Portfolio (Class 1)                  144,681         11.35        1,642,684    1,546,464
   MFS Total Return Portfolio (Class 1)                 29,349         18.17          533,119      545,165

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2005

                                                                              Davis
                                                Government &      Cash       Venture     International     Marsico         MFS
                                                Quality Bond   Management     Value     Growth & Income     Growth    Total Return
                                                 Portfolio      Portfolio   Portfolio      Portfolio      Portfolio     Portfolio
                                                 (Class 1)      (Class 1)   (Class 1)      (Class 1)      (Class 1)     (Class 1)
                                                ------------   ----------   ---------   ---------------   ---------   ------------
Investment income:
   Dividends                                       $ 595        $  3,158    $  15,754      $   8,068      $       0    $   1,068
                                                   -----        --------    ---------      ---------      ---------    ---------
   Total investment income                           595           3,158       15,754          8,068              0        1,068
                                                   -----        --------    ---------      ---------      ---------    ---------
Expenses:
   Mortality and expense risk charge                (235)         (4,818)     (21,891)        (7,908)       (22,578)      (7,012)
   Distribution expense charge                       (28)           (578)      (2,627)          (949)        (2,709)        (842)
                                                   -----        --------    ---------      ---------      ---------    ---------
   Total expenses                                   (263)         (5,396)     (24,518)        (8,857)       (25,287)      (7,854)
                                                   -----        --------    ---------      ---------      ---------    ---------
Net investment income (loss)                         332          (2,238)      (8,764)          (789)       (25,287)      (6,786)
                                                   -----        --------    ---------      ---------      ---------    ---------
Net realized gains (losses) from securities
   transactions:
   Proceeds from shares sold                         456          52,403      449,183        176,734        453,163      137,644
   Cost of shares sold                              (454)        (52,227)    (449,888)      (166,107)      (446,687)    (140,570)
                                                   -----        --------    ---------      ---------      ---------    ---------
Net realized gains (losses) from securities
   transactions                                        2             176         (705)        10,627          6,476       (2,926)
Realized gain distributions                            5               0            0              0              0            0
                                                   -----        --------    ---------      ---------      ---------    ---------
Net realized gains (losses)                            7             176         (705)        10,627          6,476       (2,926)
                                                   -----        --------    ---------      ---------      ---------    ---------
Net unrealized appreciation (depreciation) of
   investments:
   Beginning of period                               247           2,225     (192,824)       (31,856)      (220,586)     (71,321)
   End of period                                     391           6,575       61,106         81,512         96,220      (12,046)
                                                   -----        --------    ---------      ---------      ---------    ---------
Change in net unrealized appreciation
   (depreciation) of investments                     144           4,350      253,930        113,368        316,806       59,275
                                                   -----        --------    ---------      ---------      ---------    ---------
Increase in net assets from operations             $ 483        $  2,288    $ 244,461      $ 123,206      $ 297,995    $  49,563
                                                   =====        ========    =========      =========      =========    =========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2005

                                            Government &     Cash         Davis       International                        MFS
                                            Quality Bond  Management  Venture Value  Growth & Income  Marsico Growth  Total Return
                                              Portfolio    Portfolio    Portfolio       Portfolio        Portfolio      Portfolio
                                              (Class 1)    (Class 1)    (Class 1)       (Class 1)        (Class 1)      (Class 1)
                                            ------------  ----------  -------------  ---------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)               $   332      $ (2,238)   $   (8,764)      $    (789)      $  (25,287)    $  (6,786)
   Net realized gains (losses) from
      securities transactions                       7           176          (705)         10,627            6,476        (2,926)
   Change in net unrealized appreciation
      (depreciation) of investments               144         4,350       253,930         113,368          316,806        59,275
                                              -------      --------    ----------       ---------       ----------     ---------
   Increase in net assets from operations         483         2,288       244,461         123,206          297,995        49,563
                                              -------      --------    ----------       ---------       ----------     ---------

From capital transactions:
   Net proceeds from units sold                 9,250             0        14,303           7,178            3,161         3,159
   Cost of units redeemed                          (4)      (43,589)     (396,132)       (173,356)        (373,085)     (115,279)
   Annuity benefit payments                         0             0        (4,419)              0                0             0
   Net transfers                                3,726           366       (19,197)           (539)         (53,319)       21,426
   Contract maintenance charge                    (64)         (243)       (1,330)           (479)          (1,265)         (358)
                                              -------      --------    ----------       ---------       ----------     ---------
   Increase (decrease) in net assets from
      capital transactions                     12,908       (43,466)     (406,775)       (167,196)        (424,508)      (91,052)
                                              -------      --------    ----------       ---------       ----------     ---------

Increase (decrease) in net assets              13,391       (41,178)     (162,314)        (43,990)        (126,513)      (41,489)
Net assets at beginning of period              12,593       415,434     1,765,773         619,975        1,769,197       574,608
                                              -------      --------    ----------       ---------       ----------     ---------
Net assets at end of period                   $25,984      $374,256    $1,603,459       $ 575,985       $1,642,684     $ 533,119
                                              =======      ========    ==========       =========       ==========     =========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Units sold                                        543             0           444             526              322           128
Units redeemed                                     (4)       (3,407)      (12,665)        (13,035)         (36,582)       (4,595)
Units transferred                                 218            28          (663)            (28)          (5,229)          817
                                              -------      --------    ----------       ---------       ----------     ---------
Increase (decrease) in units outstanding          757        (3,379)      (12,884)        (12,537)         (41,489)       (3,650)
Beginning units                                   746        32,307        61,759          53,654          195,909        24,555
                                              -------      --------    ----------       ---------       ----------     ---------
Ending units                                    1,503        28,928        48,875          41,117          154,420        20,905
                                              =======      ========    ==========       =========       ==========     =========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 AUGUST 31, 2004

                                            Government &     Cash         Davis       International                        MFS
                                            Quality Bond  Management  Venture Value  Growth & Income  Marsico Growth  Total Return
                                              Portfolio    Portfolio    Portfolio       Portfolio        Portfolio      Portfolio
                                            (Class 1)(1)   (Class 1)    (Class 1)       (Class 1)        (Class 1)      (Class 1)
                                            ------------  ----------  -------------  ---------------  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)               $   (89)     $  14,317   $   (4,369)      $   1,370       $  (28,383)    $  11,663
   Net realized gains (losses) from
      securities transactions                      (2)       (21,276)    (110,746)        (30,787)         (76,761)      (33,693)
   Change in net unrealized appreciation
      (depreciation) of investments               247          7,967      342,811         151,918          176,884        85,543
                                              -------      ---------   ----------       ---------       ----------     ---------
   Increase in net assets from operations         156          1,008      227,696         122,501           71,740        63,513
                                              -------      ---------   ----------       ---------       ----------     ---------
From capital transactions:
   Net proceeds from units sold                 5,700          1,760        1,477           2,906            1,482         1,453
   Cost of units redeemed                           0       (155,432)    (634,506)       (151,243)        (560,059)     (181,708)
   Net transfers                                6,743        (81,759)       5,736          10,207           60,387         8,546
   Contract maintenance charge                     (6)          (394)      (1,541)           (557)          (1,463)         (472)
                                              -------      ---------   ----------       ---------       ----------     ---------
   Increase (decrease) in net assets from
      capital transactions                     12,437       (235,825)    (628,834)       (138,687)        (499,653)     (172,181)
                                              -------      ---------   ----------       ---------       ----------     ---------
Increase (decrease) in net assets              12,593       (234,817)    (401,138)        (16,186)        (427,913)     (108,668)
Net assets at beginning of period                   0        650,251    2,166,911         636,161        2,197,110       683,276
                                              -------      ---------   ----------       ---------       ----------     ---------
Net assets at end of period                   $12,593      $ 415,434   $1,765,773       $ 619,975       $1,769,197     $ 574,608
                                              =======      =========   ==========       =========       ==========     =========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Units sold                                        341            110           53             261              158            64
Units redeemed                                      0        (12,041)     (23,318)        (14,249)         (61,344)       (8,177)
Units transferred                                 405         (6,128)         220             807            6,570           391
                                              -------      ---------   ----------       ---------       ----------     ---------
Increase (decrease) in units outstanding          746        (18,059)     (23,045)        (13,181)         (54,616)       (7,722)
Beginning units                                     0         50,366       84,804          66,835          250,525        32,277
                                              -------      ---------   ----------       ---------       ----------     ---------
Ending units                                      746         32,307       61,759          53,654          195,909        24,555
                                              =======      =========   ==========       =========       ==========     =========

(1)  For the period from December 5, 2003 (Inception) to August 31, 2004.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Two of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the Vista product.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of (1) a designated portfolio of the Anchor Series Trust ("Anchor Trust"), or (2) one of the five currently available investment portfolios of the SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (collectively referred to as the "Trusts") are diversified open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and the SunAmerica Trust are affiliated investment companies. The participant may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the six Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     On December 5, 2003, the portfolios of the Mutual Fund Variable Annuity Trust ("MFVAT") were reorganized into the SunAmerica Trust. On that date, the Variable Accounts that invested in portfolios of the MFVAT exchanged their shares in the portfolios of the MFVAT, for shares with an equal value in similar portfolios of the SunAmerica Trust. The unit value of each Variable Account has been adjusted to reflect the unit value of other variable accounts that invest in the same portfolios of the SunAmerica Trust. This adjustment in unit value resulted in an increase/decrease of units outstanding with no change in the net assets of each Variable Account. This tax-free reorganization was accounted for as a merger and units outstanding and unit values have been retroactively restated for all periods presented.

Predecessor MFVAT Portfolio        Current SunAmerica Trust Portfolio
---------------------------        ----------------------------------
Growth and Income Portfolio        Davis Venture Value Portfolio
Capital Growth Portfolio           Marsico Growth Portfolio
International Equity Portfolio     International Growth and Income Portfolio
Asset Allocation Portfolio         MFS Total Return Portfolio
U.S. Government Income Portfolio   Cash Management Portfolio
Money Market Portfolio             Cash Management Portfolio

     In addition to these reorganizations, on December 5, 2003, the Government & Quality Bond Portfolio of the Anchor Trust was also added to the Separate Account.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

     Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 6% of any amount withdrawn that exceed the free withdrawal amount and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded in the accompanying Statement of Changes in Net Assets.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is 1.25%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract maintenance charges will be insufficient in the future to cover the cost of administering the contract.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.


     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.


     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 2005, consist of the following:

                                                    Cost of Shares   Proceeds from
Variable Accounts                                      Acquired       Shares Sold
-----------------                                   --------------   -------------
ANCHOR TRUST:
Government & Quality Bond Portfolio (Class 1)           $13,701         $    456

SUNAMERICA TRUST:
Cash Management Portfolio (Class 1)                     $ 6,699         $ 52,403
Davis Venture Value Portfolio (Class 1)                  21,500          449,183
International Growth & Income Portfolio (Class 1)         8,749          176,734
Marsico Growth Portfolio (Class 1)                        3,368          453,163
MFS Total Return Portfolio (Class 1)                     39,806          137,644

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended August 31, 2005, 2004, 2003 and 2002, follows:

                       At August 31                    For the Year End August 31
          -------------------------------------   -----------------------------------
                                                              Investment
                         Unit        Net Assets    Expense      Income        Total
   Year    Units    Fair Value ($)      ($)       Ratio (1)    Ratio (2)   Return (3)
   ----   -------   --------------   ----------   ---------   ----------   ----------
Government and Quality Bond Portfolio (Class 1)
   2005     1,503        17.29           25,984     1.40%       3.05%        2.37%
   2004       746        16.89           12,593     1.40%         --(4)      1.44%(4)
   2003        --           --               --       --          --           --
   2002        --           --               --       --          --           --

Cash Management Portfolio (Class 1) (5)
   2005    28,928        12.94          374,256     1.40%       0.82%        0.61%
   2004    32,307        12.86          415,434     1.40%       4.23%       -0.39%
   2003    50,366        12.91          650,251     1.40%       3.72%        0.47%
   2002    75,247        12.85          967,272     1.40%       4.54%        6.11%

Davis Venture Value Portfolio (Class 1) (5)
   2005    48,875        32.81        1,603,459     1.40%       0.91%       14.76%
   2004    61,759        28.59        1,765,773     1.40%       1.18%       11.90%
   2003    84,804        25.55        2,166,911     1.40%       1.58%        9.78%
   2002   103,707        23.28        2,413,765     1.40%       1.73%      -16.94%

International Growth and Income Portfolio (Class 1) (5)
   2005    41,117        14.01          575,985     1.40%       1.28%       21.24%
   2004    53,654        11.56          619,975     1.40%       1.66%       21.43%
   2003    66,835         9.52          636,161     1.40%       1.68%        5.74%
   2002    74,974         9.00          674,692     1.40%         --        -8.73%

Marsico Growth Portfolio (Class 1) (5)
   2005   154,420        10.64        1,642,684     1.40%         --        17.79%
   2004   195,909         9.03        1,769,197     1.40%         --         2.96%
   2003   250,525         8.77        2,197,110     1.40%         --        21.91%
   2002   308,664         7.20        2,220,451     1.40%       0.02%      -22.78%

MFS Total Return Portfolio (Class 1) (5)
   2005    20,905        25.50          533,119     1.40%       0.19%        8.98%
   2004    24,555        23.40          574,608     1.40%       3.33%       10.59%
   2003    32,277        21.16          683,276     1.40%       2.06%        6.46%
   2002    39,791        19.88          791,777     1.40%       2.94%      -10.15%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying investment portfolio, net of management fees assessed by the fund manager, divided by the average net assets for each period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolios in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated.

(4)  For the period from December 5, 2003 (inception) to August 31, 2004.

(5)  Reorganized on December 5, 2003. See Note 1 to the financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7) corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

          B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The Company had depreciation expense of $17,059,883 for the year ended 2004.

          E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $143,687,856 and $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York Insurance Department. At December 31, 2004, liabilities include $2,211,905,306 of such discounted reserves.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

          J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K. Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

          M. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses.

          O. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31, 2005.

     4. Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are; American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------


*    The guaranteed Company is also backed by a support agreement issued by AIG.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

* The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in 2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427). As of December 31, 2004, the Company had a remaining deposit asset of $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------


     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10% of the Company's statutory surplus as of December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case. The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the Company pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of the Company pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the Company, and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.

                                                                               :

                          PART C -- OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements


The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:



Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are incorporated by reference to Form N-4, Post-Effective Amendment No. 18 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940, File Nos. 033-81472 and 811-08626, filed on April 29, 2005, Accession No. 0000950129-05-004392.



The financial statements of Variable Annuity Account Two at August 31, 2005, and for each of the two years in the period ended August 31, 2005 are included herein.



The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are included herein.


(b) Exhibits


(1)  Resolutions Establishing Separate Account .................................   *
(2)  Custody Agreements ........................................................   Not Applicable
(3)  (a) Form of Distribution Contract .........................................   *****
     (b) Form of Selling Agreement .............................................   *
(4)  Variable Annuity Contract .................................................   *
(5)  Application for Contract ..................................................   *
(6)  Corporate Documents of Depositor
     (a) Amended and Restated Articles of Incorporation of Depositor dated
         December 19, 2001......................................................   ***
     (b) Articles of Amendment to the Amended and Restated Articles of
         Incorporation Dated September 30, 2002 ................................   ****
     (c) Amended and Restated By-Laws of Depositor dated December 19, 2001......   ***
(7)  Reinsurance Contract ......................................................   Not Applicable
(8)  Material Contracts
     (a) Form of Anchor Series Trust Fund Participation Agreement...............   #
     (b) Form of SunAmerica Series Trust Fund Participation Agreement...........   #
     (c) Form of Addendum to Fund Participation Agreement ......................   *****
(9)  (a) Opinion of Counsel and Consent of Depositor............................   *
     (b) Opinion of Counsel and Consent of Sullivan & Cromwell  LLP, Counsel to
         American Home Assurance Company........................................   ++++
(10) Consent of Independent Registered Public Accounting Firm ..................   Filed Herewith
(11) Financial Statements Omitted from Item 23 .................................   Not Applicable
(12) Initial Capitalization Agreement ..........................................   Not Applicable
(13) Other
     (a) Diagram and Listing of All Persons Directly or Indirectly
         Controlled By or Under Common Control with AIG SunAmerica
         Life Assurance Company, the Depositor of Registrant ...................   ++
     (b) Power of Attorney
         (1) December 2000 .....................................................   **
         (2) December 2003 .....................................................   +
         (3) October 2005 American Home Directors ..............................   Filed Herewith
     (c) Support Agreement of American International Group, Inc. ...............   +++
     (d) General Guarantee Agreement by American Home Assurance Company ........   +++

----------


# Incorporated by reference to Initial Registration Statement, File Nos. 333-25473 and 811-03859, filed on April 18, 1997, Accession No.
      0000950148-97-000989.



* Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 5, File Nos. 033-81472 and 811-08626, filed on December 24, 1997,
       Accession No. 0000950148-97-003108.



** Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 10, File Nos. 033-81472 and 811-08626, filed on December 19, 2000,
       Accession No. 0000950148-00-002507.



*** Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 14, File Nos. 033-81472 and 811-08626, filed on April 15, 2002, Accession No. 0000950148-02-000999.



**** Incorporated by reference to Post-Effective Amendment No. 14 and Amendment No. 15, File Nos. 033-81472 and 811-08626, filed on April 24, 2003, Accession No. 0000950148-03-000976.



***** Incorporated by reference to Form N-14AE, File No. 333-108115, filed on August 21, 2003, Accession No. 0001206774-03-000644.



+ Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 16, File Nos. 033-81472 and 811-08626, filed December 8, 2003, Accession No. 0000950148-03-002854.



++ Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 19, File Nos. 033-81472 and 811-08626, filed on April 29, 2005, Accession No. 0000950129-05-004392.



+++ Incorporated by reference to Post-Effective Amendment No. 19 and Amendment No. 20, File Nos. 033-81472 and 811-08626, filed on August 12, 2005, Accession No. 0000950129-05-008182.



++++ Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

Item 25. Directors and Officers of the Depositor


(a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.



NAME                      POSITION
-----------------------   -----------------------------------------------------------
Jay S. Wintrob            Director, Chief Executive Officer
Jana W. Greer  (1)        Director and President
James R. Belardi          Director and Senior Vice President
Marc H. Gamsin            Director and Senior Vice President
N. Scott Gillis  (1)      Director, Senior Vice President and Chief Financial Officer
Gregory M. Outcalt        Senior Vice President
Edwin R. Raquel  (1)      Senior Vice President and Chief Actuary
Christine A. Nixon        Senior Vice President and Secretary
Stewart R. Polakov  (1)   Senior Vice President and Controller
Michael J. Akers  (2)     Senior Vice President
Mallary L. Reznik         Vice President
Edward T. Texeria  (1)    Vice President
Stephen Stone  (1)        Vice President
Virginia N. Puzon         Assistant Secretary



--------------
(1) 21650 Oxnard Street, Woodland Hills, CA 91367



(2) 2929 Allen Parkway, Houston, TX 77019



Item 26. Persons Controlled By or Under Common Control with Depositor or Registrant



The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-05-006884 filed May 31, 2005.


Item 27. Number of Contract Owners


As of October 1, 2005, the number of Vista Capital Advantage contracts funded by Variable Annuity Account Two was 126 of which 41 were qualified contracts and 85 were non-qualified contracts.


Item 28. Indemnification


Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



AIG SunAmerica Life Assurance Company



Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.



Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.



Item 29. Principal Underwriter



(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:
        AIG SunAmerica Life Assurance Company - Variable Separate Account
        AIG SunAmerica Life Assurance Company - Variable Annuity Account One
        AIG SunAmerica Life Assurance Company - Variable Annuity Account Two
        AIG SunAmerica Life Assurance Company - Variable Annuity Account Four AIG SunAmerica Life Assurance Company - Variable Annuity Account Five AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine First SunAmerica Life Insurance Company - FS Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Annuity Account One
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
        Two
        First SunAmerica Life Insurance Company - FS Variable Annuity Account Five First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine
        Presidential Life Insurance Company - Variable Account One
        Anchor Series Trust
        Seasons Series Trust
        SunAmerica Series Trust SunAmerica Equity Funds issued by AIG SunAmerica Asset Management Corp. (AIG SAAMCo)
        SunAmerica Income Funds issued by AIG SAAMCo
        SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
        SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
        SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
        VALIC Company I
        VALIC Company II


(b) Directors, Officers and principal place of business:


Officer/Directors*     Position
---------------------  ----------------------------------------------------------
Peter A. Harbeck       Director
J. Steven Neamtz       Director, President  & Chief Executive Officer
Debbie Potash-Turner   Senior Vice President, Chief Financial Officer & Controller
John T. Genoy          Vice President
James Nichols          Vice President
Thomas Lynch           Chief Compliance Officer
Christine A. Nixon**   Secretary
Virginia N. Puzon**    Assistant Secretary


* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

General Representations



The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.



The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.



Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.



Undertakings of the Registrant



Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Undertakings of the Depositor



During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.



These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").



Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of American Home in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.



During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of American Home, free of charge upon a contract owner's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VARIABLE ANNUITY ACCOUNT TWO certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused these Post-Effective Amendment Nos. 20 and 21 to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 31st day of October, 2005.



                                VARIABLE ANNUITY ACCOUNT TWO
                                (Registrant)

                                By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                By: /s/ JAY S. WINTROB
                                    ------------------------------------------
                                    JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                (Depositor)

                                By: /s/ JAY S. WINTROB
                                    -------------------------------------------
                                    JAY S. WINTROB, CHIEF EXECUTIVE OFFICER


 SIGNATURE                                               TITLE                       DATE
 ---------                                               -----                       ----
                                                Chief Executive Officer,        October 31, 2005
*JAY S. WINTROB                                        & Director
------------------------------               (Principal Executive Officer)
JAY S. WINTROB

*JAMES R. BELARDI                                       Director                October 31, 2005
------------------------------
JAMES R. BELARDI

*MARC H. GAMSIN                                         Director                October 31, 2005
------------------------------
MARC H. GAMSIN

*N. SCOTT GILLIS                                 Senior Vice President,         October 31, 2005
______________________________             Chief Financial Officer & Director
N. SCOTT GILLIS                              (Principal Financial Officer)

*JANA W. GREER                                          Director                October 31, 2005
------------------------------
JANA W. GREER

*STEWART R. POLAKOV                              Senior Vice President          October 31, 2005
______________________________                        & Controller
STEWART R. POLAKOV                           (Principal Accounting Officer)

/s/ MALLARY L. REZNIK                               Attorney-in-Fact            October 31, 2005
------------------------------
*MALLARY L. REZNIK

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 31st day of October, 2005.


                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By: /S/ ROBERT S. SCHIMEK
                                            ----------------------------
                                            ROBERT S. SCHIMEK,
                                            SENIOR VICE PRESIDENT AND TREASURER


MERTON BERNARD AIDINOFF*                    Director                       October 31, 2005
----------------------------
MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER*                       Director                       October 31, 2005
----------------------------
STEVEN JAY BENSINGER

JOHN QUINLAN DOYLE*                 Director and President                 October 31, 2005
----------------------------
JOHN QUINLAN DOYLE

JEFFREY L. HAYMAN*                          Director                       October 31, 2005
----------------------------
JEFFREY L. HAYMAN

DAVID LAWRENCE HERZOG*                      Director                       October 31, 2005
----------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS*                        Director                       October 31, 2005
----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR*               Director and Chairman                  October 31, 2005
----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER*                             Director                       October 31, 2005
----------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS*                   Director                       October 31, 2005
----------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER*                     Director                       October 31, 2005
----------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK*               Director, Senior Vice President           October 31, 2005
----------------------------             and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER*                        Director                       October 31, 2005
----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH*                     Director                       October 31, 2005
----------------------------
NICHOLAS CHARLES WALSH

/s/ ROBERT S. SCHIMEK                   Attorney-in-Fact                   October 31, 2005
----------------------------
* ROBERT S. SCHIMEK

                                  EXHIBIT INDEX


Exhibit                   Description
-------                   -----------
Exhibit 10                Consent of Independent Registered Public Accounting Firm

Exhibit (13)(b)(3)        Power of Attorney - October, 2005 American Home Directors

Exhibit 14                Diagram and Listing of All Persons Directly or Indirectly Controlled By or
                          Under Common Control with AIG SunAmerica, the Depositor of Registrant